Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Fourth-Quarter and Full-Year 2015 Results

(Houston — February 8, 2016) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported fourth-quarter and full-year 2015 results.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
	2015	2014	Change	2015	2014	Change
Net income attributable to PAA	$247	$389	(37)%	$903	$1,384	(35)%

Diluted net income per common unit	$0.24	$0.67	(64)%	$0.77	$2.38	(68)%

Diluted weighted average common units outstanding	399	375	6%	396	369	7%

EBITDA	$506	$664	(24)%	$1,870	$2,289	(18)%

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
	2015	2014	Change	2015	2014	Change
Adjusted net income attributable to PAA	$304	$362	(16)%	$1,191	$1,347	(12)%

Diluted adjusted net income per common unit	$0.38	$0.60	(37)%	$1.48	$2.28	(35)%

Adjusted EBITDA	$563	$594	(5)%	$2,168	$2,200	(1)%

Distribution per common unit declared for the period	$0.700	$0.675	3.7%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

“PAA reported fourth-quarter and full-year 2015 results with adjusted EBITDA of $563 million and $2.17 billion, respectively, which were slightly below the low end of our guidance ranges issued last November,” said Greg Armstrong, Chairman and CEO of Plains All American.  “Our fourth-quarter results were negatively impacted by approximately $15 million associated with deficiencies on minimum volume commitments and an approximate $15 million shift in earnings recognition on certain NGL sales activities from the fourth quarter of 2015 to the first quarter of 2016.  This earnings shift is primarily the result of delayed inventory draws due to unseasonably warm temperatures in certain parts of the U.S. and Canada as well as impacts of inventory pricing during the fourth quarter. Additionally, severe weather in West Texas and the Mid-continent resulted in volume shortfalls impacting results by approximately $5 million.”

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Armstrong stated that the partnership is well positioned to manage through near-term challenges and to grow meaningfully in the intermediate and long-term as industry conditions improve.

“The $1.6 billion of proceeds from our recent preferred equity placement satisfies PAA’s equity financing needs for 2016 and substantially all of 2017 and enables PAA to complete its multi-year, multi-billion dollar capital expansion program, while maintaining substantial liquidity and a solid balance sheet.”

Armstrong continued, “PAA has visibility for incremental cash flow contributions over the next 24 months from the completion of these projects, the majority of which are backed by minimum volume commitments and other contractual support.  These projects enhance PAA’s existing footprint and provide further significant leverage to a sustained increase in U.S. production levels with little to no incremental investment.”

The following table summarizes selected PAA financial information by segment for the fourth quarter and full year of 2015:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	December 31, 2015			December 31, 2014
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$236	$147	$123	$267	$149	$249

Selected items impacting comparability of segment profit (2)	20	3	34	3	2	(76)

Adjusted segment profit	$256	$150	$157	$270	$151	$173

Percentage change in adjusted segment profit versus 2014 period	(5)%	(1)%	(9)%

	Twelve Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2014
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$917	$579	$381	$925	$584	$782

Selected items impacting comparability of segment profit (2)	94	9	187	25	13	(131)

Adjusted segment profit	$1,011	$588	$568	$950	$597	$651

Percentage change in adjusted segment profit versus 2014 period	6%	(2)%	(13)%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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Fourth-quarter 2015 Transportation adjusted segment profit decreased 5% versus comparable 2014 results. This decrease was primarily driven by lower pipeline loss allowance revenue due to a lower realized average price per barrel during fourth-quarter 2015, partially offset by higher equity earnings from our 50% interest in the BridgeTex pipeline.

Fourth-quarter 2015 Facilities adjusted segment profit decreased 1% versus comparable 2014 results. This decrease was primarily due to lower revenues associated with our rail and natural gas storage activities, partially offset by increased storage revenue at our west coast terminals.

Fourth-quarter 2015 Supply and Logistics adjusted segment profit decreased by 9% relative to comparable 2014 results. This decrease was primarily driven by lower volumes and margins associated with our crude oil lease gathering due to less favorable market conditions as a result of increased competition. This decrease was partially offset by increased margins on NGL sales.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

	Q4 2015	Q3 2015	Q4 2014
Distribution per Class A share declared for the period	$0.231	$0.231	$0.203
Q4 2015 distribution percentage growth from prior periods		—%	13.8%

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Conference Call

PAA and PAGP will hold a conference call on February 9, 2016 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the first quarter and full year of 2016.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. ET on Tuesday, February 9, 2016 to discuss the following items:

1.              PAA’s fourth-quarter and full-year 2015 performance;

2.              The status of major expansion projects;

3.              Capitalization and liquidity;

4.              Financial and operating guidance for the first quarter and full year of 2016; and

5.              PAA’s and PAGP’s outlook for the future.

Conference Call Access Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, under the “Investor Relations” section of the website (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings).  Following the live webcast, the call will be archived for a period of sixty (60) days on the website.

Alternatively, access to the live conference call is available by dialing toll free (800) 230-1092. International callers should dial (612) 288-0329.  No password is required.  The slide presentation accompanying the conference call will be available a few minutes prior to the call under the “Events and Presentations” tab of the PAA and PAGP Investor Relations sections of the above referenced website.

Telephonic Replay Instructions

To listen to a telephonic replay of the conference call, please dial (800) 475-6701, or (320) 365-3844 for international callers, and enter replay access code 383078.  The replay will be available beginning Tuesday, February 9, 2016, at approximately 1:00 p.m. ET and will continue until 11:59 p.m. ET on March 9, 2016.

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Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures that are known as “non-GAAP financial measures” (such as adjusted EBITDA and implied distributable cash flow (“DCF”)) in its evaluation of past performance and prospects for the future. Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) provide additional information about our core operating performance and ability to generate and distribute cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. We have defined all such items as “Selected Items Impacting Comparability.”  We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions and numerous other factors. These types of variations are not separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Annual Report on Form 10-K.

Adjusted EBITDA and other non-GAAP financial measures are reconciled to the most comparable measures as reported in accordance with GAAP for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Consolidated Financial Statements and notes thereto. In addition, PAA maintains on its website (www.plainsallamerican.com) a reconciliation of adjusted EBITDA and certain commonly used non-GAAP financial information to the most comparable GAAP measures. To access the information, investors should click on “PAA” under the “Investor Relations” tab on the home page, select the “Financial Information” tab and navigate to the “Non-GAAP Reconciliations” link.

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Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; non-utilization of our assets and facilities; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the availability of, and our ability to consummate, acquisition or combination

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opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; increased costs, or lack of availability, of insurance; the effectiveness of our risk management activities; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 4.4 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

REVENUES	$4,996	$9,459	$23,152	$43,464

COSTS AND EXPENSES
Purchases and related costs	4,135	8,384	19,726	39,500
Field operating costs	343	378	1,454	1,456
General and administrative expenses	61	67	278	325
Depreciation and amortization	113	98	432	384
Total costs and expenses	4,652	8,927	21,890	41,665

OPERATING INCOME	344	532	1,262	1,799

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	49	35	183	108
Interest expense, net	(111)	(95)	(432)	(348)
Other expense, net	—	(1)	(7)	(2)

INCOME BEFORE TAX	282	471	1,006	1,557
Current income tax expense	(12)	(9)	(84)	(71)
Deferred income tax expense	(22)	(72)	(16)	(100)

NET INCOME	248	390	906	1,386
Net income attributable to noncontrolling interests	(1)	(1)	(3)	(2)
NET INCOME ATTRIBUTABLE TO PAA	$247	$389	$903	$1,384

NET INCOME PER COMMON UNIT:

NET INCOME ATTRIBUTABLE TO COMMON UNITHOLDERS	$95	$251	$305	$878

BASIC NET INCOME PER COMMON UNIT	$0.24	$0.67	$0.78	$2.39

DILUTED NET INCOME PER COMMON UNIT	$0.24	$0.67	$0.77	$2.38

BASIC WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	398	373	394	367

DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	399	375	396	369

(1)             The 2014 periods have been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

ADJUSTED NET INCOME ATTRIBUTABLE TO PAA	$304	$362	$1,191	$1,347

DILUTED ADJUSTED NET INCOME PER COMMON UNIT	$0.38	$0.60	$1.48	$2.28

ADJUSTED EBITDA	$563	$594	$2,168	$2,200

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA (1)

(in millions)

	December 31,	December 31,
	2015	2014
ASSETS
Current assets	$2,969	$4,179
Property and equipment, net	13,474	12,272
Goodwill	2,405	2,465
Investments in unconsolidated entities	2,027	1,735
Linefill and base gas	898	930
Long-term inventory	129	186
Other long-term assets, net	386	431
Total assets	$22,288	$22,198

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,407	$4,755
Senior notes, net of unamortized discounts and debt issuance costs	9,698	8,699
Other long-term debt	677	5
Other long-term liabilities and deferred credits	567	548
Total liabilities	14,349	14,007

Partners’ capital excluding noncontrolling interests	7,881	8,133
Noncontrolling interests	58	58
Total partners’ capital	7,939	8,191
Total liabilities and partners’ capital	$22,288	$22,198

DEBT CAPITALIZATION RATIOS (1)

(in millions)

	December 31,	December 31,
	2015	2014
Short-term debt	$999	$1,287
Long-term debt	10,375	8,704
Total debt	$11,374	$9,991

Long-term debt	$10,375	$8,704
Partners’ capital	7,939	8,191
Total book capitalization	$18,314	$16,895
Total book capitalization, including short-term debt	$19,313	$18,182

Long-term debt-to-total book capitalization	57%	52%
Total debt-to-total book capitalization, including short-term debt	59%	55%

(1)             The 2014 period has been retroactively adjusted to reflect the reclassification of certain debt issuance costs from “Other long-term assets, net” to “Senior notes, net of unamortized discounts and debt issuance costs” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	December 31, 2015			December 31, 2014
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$391	$261	$4,706	$433	$270	$9,129
Purchases and related costs (1)	(23)	(7)	(4,464)	(35)	(8)	(8,711)
Field operating costs (1) (2)	(159)	(94)	(94)	(142)	(97)	(141)
Equity-indexed compensation (expense)/benefit - operations	—	1	—	(1)	—	—
Segment general and administrative expenses (2) (3)	(22)	(14)	(24)	(20)	(14)	(26)
Equity-indexed compensation expense - general and administrative	—	—	(1)	(3)	(2)	(2)
Equity earnings in unconsolidated entities	49	—	—	35	—	—
Reported segment profit	$236	$147	$123	267	149	249
Selected items impacting comparability of segment profit (4)	20	3	34	3	2	(76)
Adjusted segment profit	$256	$150	$157	$270	$151	$173

Maintenance capital	$43	$20	$3	$54	$17	$2

	Twelve Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2014
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$1,594	$1,050	$21,945	$1,655	$1,127	$42,150
Purchases and related costs (1)	(108)	(24)	(21,018)	(151)	(55)	(40,752)
Field operating costs (1) (2)	(652)	(377)	(433)	(560)	(404)	(481)
Equity-indexed compensation expense - operations	(5)	—	—	(15)	(4)	(2)
Segment general and administrative expenses (2) (3)	(89)	(65)	(102)	(83)	(60)	(105)
Equity-indexed compensation expense - general and administrative	(6)	(5)	(11)	(29)	(20)	(28)
Equity earnings in unconsolidated entities	183	—	—	108	—	—
Reported segment profit	$917	$579	$381	$925	$584	$782
Selected items impacting comparability of segment profit (4)	94	9	187	25	13	(131)
Adjusted segment profit	$1,011	$588	$568	$950	$597	$651

Maintenance capital	$144	$68	$8	$165	$52	$7

(1)             Includes intersegment amounts.

(2)             Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)             Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Transportation segment (average daily volumes in thousands of barrels per day):
Volumes from tariff activities
Crude oil pipelines (by region):
Permian Basin (2)	1,963	1,552	1,849	1,512
South Texas / Eagle Ford (2)	331	262	306	227
Western	190	265	215	260
Rocky Mountain (2)	433	460	440	426
Gulf Coast	537	587	532	492
Central	362	457	413	450
Canada	377	419	392	399
Crude oil pipelines	4,193	4,002	4,147	3,766
NGL pipelines	189	190	193	186
Total volumes from tariff activities	4,382	4,192	4,340	3,952
Trucking	109	122	113	127
Total Transportation segment volumes	4,491	4,314	4,453	4,079

Facilities segment (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	103	95	100	95
Rail load / unload volumes (average volumes in thousands of barrels per day)	172	229	210	231
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	97	97
NGL fractionation (average volumes in thousands of barrels per day)	111	103	103	96
Total Facilities segment volumes (average monthly volumes in millions of barrels) (3)	128	122	126	121

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	899	999	943	949
NGL sales	266	268	223	208
Waterborne cargos	2	—	2	—
Total Supply and Logistics segment volumes	1,167	1,267	1,168	1,157

(1)             Average volumes are calculated as total volumes for the period (attributable to our interest) divided by the number of days or months in the period.

(2)             Area systems include volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)             Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Basic Net Income per Common Unit
Net income attributable to PAA	$247	$389	$903	$1,384
Less: Distributions to general partner (1)	(155)	(136)	(608)	(502)
Less: Distributions to participating securities (1)	(1)	(2)	(6)	(6)
Less: Undistributed (earnings)/loss allocated to general partner and participating securities (1)	4	—	16	2
Net income attributable to common unitholders in accordance with application of the two-class method for MLPs	$95	$251	$305	$878

Basic weighted average common units outstanding	398	373	394	367

Basic net income per common unit	$0.24	$0.67	$0.78	$2.39

Diluted Net Income per Common Unit
Net income attributable to PAA	$247	$389	$903	$1,384
Less: Distributions to general partner (1)	(155)	(136)	(608)	(502)
Less: Distributions to participating securities (1)	(1)	(2)	(6)	(6)
Less: Undistributed (earnings)/loss allocated to general partner and participating securities (1)	4	—	16	2
Net income attributable to common unitholders in accordance with application of the two-class method for MLPs	$95	$251	$305	$878

Basic weighted average common units outstanding	398	373	394	367
Effect of dilutive securities: Weighted average LTIP units (2)	1	2	2	2
Diluted weighted average common units outstanding	399	375	396	369

Diluted net income per common unit	$0.24	$0.67	$0.77	$2.38

(1)             We calculate net income attributable to common unitholders based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

(2)             Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Selected Items Impacting Comparability - Income/(Loss) (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$2	$166	$(110)	$243
Long-term inventory costing adjustments (3)	(37)	(85)	(99)	(85)
Line 901 incident	(18)	—	(83)	—
Equity-indexed compensation expense (4)	(5)	(8)	(27)	(56)
Deferred income tax expense (5)	—	—	(22)	—
Net gain/(loss) on foreign currency revaluation	1	(3)	21	(13)
Tax effect on selected items impacting comparability	—	(43)	32	(52)
Selected items impacting comparability of net income attributable to PAA	$(57)	$27	$(288)	$37

Impact to basic net income per common unit	$(0.14)	$0.07	$(0.71)	$0.10
Impact to diluted net income per common unit	$(0.14)	$0.07	$(0.71)	$0.10

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             Includes mark-to-market and other gains and losses resulting from derivative instruments that are related to underlying activities in another period (or the reversal of mark-to-market gains and losses from a prior period), gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable.

(3)             Includes the impact of changes in the average cost of long-term inventory that result from fluctuations in market prices and writedowns of such inventory that result from price declines. Long-term inventory consists of minimum working inventory requirements in third-party assets and other working inventory needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets).

(4)             Includes equity-indexed compensation expense associated with LTIP awards that will or may be settled in units, as the dilutive impact of these outstanding awards is included in our diluted net income per unit calculation and the majority of these awards are expected to be settled in units.

(5)             Includes the initial cumulative effect of the recent change in Canadian tax legislation.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED NET INCOME PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Basic Adjusted Net Income per Common Unit
Net income attributable to PAA	$247	$389	$903	$1,384
Selected items impacting comparability of net income attributable to PAA (1)	57	(27)	288	(37)
Adjusted net income attributable to PAA	304	362	1,191	1,347
Less: Distributions to general partner (2)	(155)	(136)	(608)	(502)
Less: Distributions to participating securities (2)	(1)	(2)	(6)	(6)
Less: Undistributed (earnings)/loss allocated to general partner and participating securities (2)	3	1	11	3
Adjusted net income attributable to common unitholders in accordance with application of the two-class method for MLPs	$151	$225	$588	$842

Basic weighted average common units outstanding	398	373	394	367

Basic adjusted net income per common unit	$0.38	$0.60	$1.49	$2.29

Diluted Adjusted Net Income per Common Unit
Net income attributable to PAA	$247	$389	$903	$1,384
Selected items impacting comparability of net income attributable to PAA (1)	57	(27)	288	(37)
Adjusted net income attributable to PAA	304	362	1,191	1,347
Less: Distributions to general partner (2)	(155)	(136)	(608)	(502)
Less: Distributions to participating securities (2)	(1)	(2)	(6)	(6)
Less: Undistributed (earnings)/loss allocated to general partner and participating securities (2)	3	1	11	3
Adjusted net income attributable to common unitholders in accordance with application of the two-class method for MLPs	$151	$225	$588	$842

Diluted weighted average common units outstanding	399	375	396	369

Diluted adjusted net income per common unit	$0.38	$0.60	$1.48	$2.28

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             We calculate adjusted net income attributable to common unitholders based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) Reconciliations
Net Income	$248	$390	$906	$1,386
Add: Interest expense, net	111	95	432	348
Add: Income tax expense	34	81	100	171
Add: Depreciation and amortization	113	98	432	384
EBITDA	$506	$664	$1,870	$2,289
Selected items impacting comparability of EBITDA (1)	57	(70)	298	(89)
Adjusted EBITDA	$563	$594	$2,168	$2,200

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Adjusted EBITDA to Implied Distributable Cash Flow (“DCF”) Reconciliation
Adjusted EBITDA	$563	$594	$2,168	$2,200
Interest expense (1)	(107)	(92)	(417)	(334)
Maintenance capital	(66)	(73)	(220)	(224)
Current income tax expense	(12)	(9)	(84)	(71)
Equity earnings in unconsolidated entities, net of distributions	6	(4)	31	(3)
Distributions to noncontrolling interests (2)	(1)	(1)	(4)	(3)
Implied DCF (3)	$383	$415	$1,474	$1,565

(1)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(2)             Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

(3)             Including costs related to our Line 901 incident that occurred during May 2015, Implied DCF would have been $365 million and $1,391 million for the three and twelve months ended December 31, 2015, respectively.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net Cash Provided by Operating Activities Reconciliation
EBITDA	$506	$664	$1,870	$2,289
Current income tax expense	(12)	(9)	(84)	(71)
Interest expense, net	(111)	(95)	(432)	(348)
Net change in assets and liabilities, net of acquisitions	(261)	158	(37)	36
Other items to reconcile to net cash provided by operating activities:
Equity-indexed compensation expense	—	8	27	98
Net cash provided by operating activities	$122	$726	$1,344	$2,004

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	December 31, 2015			December 31, 2014
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP

REVENUES	$4,996	$—	$4,996	$9,459	$—	$9,459

COSTS AND EXPENSES
Purchases and related costs	4,135	—	4,135	8,384	—	8,384
Field operating costs	343	—	343	378	—	378
General and administrative expenses	61	1	62	67	3	70
Depreciation and amortization	113	—	113	98	—	98
Total costs and expenses	4,652	1	4,653	8,927	3	8,930

OPERATING INCOME	344	(1)	343	532	(3)	529

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	49	—	49	35	—	35
Interest expense, net	(111)	(3)	(114)	(95)	(3)	(98)
Other expense, net	—	—	—	(1)	—	(1)

INCOME BEFORE TAX	282	(4)	278	471	(6)	465
Current income tax expense	(12)	—	(12)	(9)	—	(9)
Deferred income tax expense	(22)	(28)	(50)	(72)	(14)	(86)

NET INCOME	248	(32)	216	390	(20)	370
Net income attributable to noncontrolling interests	(1)	(190)	(191)	(1)	(345)	(346)
NET INCOME ATTRIBUTABLE TO PAGP	$247	$(222)	$25	$389	$(365)	$24

BASIC NET INCOME PER CLASS A SHARE			$0.11			$0.14

DILUTED NET INCOME PER CLASS A SHARE			$0.11			$0.13

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			228			172

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			228			650

(1)             The  2014 periods have been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2014
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP

REVENUES	$23,152	$—	$23,152	$43,464	$—	$43,464

COSTS AND EXPENSES
Purchases and related costs	19,726	—	19,726	39,500	—	39,500
Field operating costs	1,454	—	1,454	1,456	—	1,456
General and administrative expenses	278	3	281	325	6	331
Depreciation and amortization	432	1	433	384	2	386
Total costs and expenses	21,890	4	21,894	41,665	8	41,673

OPERATING INCOME	1,262	(4)	1,258	1,799	(8)	1,791

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	183	—	183	108	—	108
Interest expense, net	(432)	(11)	(443)	(348)	(9)	(357)
Other expense, net	(7)	—	(7)	(2)	—	(2)

INCOME BEFORE TAX	1,006	(15)	991	1,557	(17)	1,540
Current income tax expense	(84)	—	(84)	(71)	—	(71)
Deferred income tax expense	(16)	(82)	(98)	(100)	(41)	(141)

NET INCOME	906	(97)	809	1,386	(58)	1,328
Net income attributable to noncontrolling interests	(3)	(688)	(691)	(2)	(1,256)	(1,258)
NET INCOME ATTRIBUTABLE TO PAGP	$903	$(785)	$118	$1,384	$(1,314)	$70

BASIC NET INCOME PER CLASS A SHARE			$0.53			$0.48

DILUTED NET INCOME PER CLASS A SHARE			$0.53			$0.47

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			222			145

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			222			650

(1)             The  2014 periods have been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA (1)

(in millions)

	December 31, 2015			December 31, 2014
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP
ASSETS
Current assets	$2,969	$3	$2,972	$4,179	$2	$4,181
Property and equipment, net	13,474	19	13,493	12,272	20	12,292
Goodwill	2,405	—	2,405	2,465	—	2,465
Investments in unconsolidated entities	2,027	—	2,027	1,735	—	1,735
Deferred tax asset	—	1,835	1,835	—	1,705	1,705
Linefill and base gas	898	—	898	930	—	930
Long-term inventory	129	—	129	186	—	186
Other long-term assets, net	386	(3)	383	431	(2)	429
Total assets	$22,288	$1,854	$24,142	$22,198	$1,725	$23,923

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$3,407	$2	$3,409	$4,755	$1	$4,756
Senior notes, net of unamortized discounts and debt issuance costs	9,698	—	9,698	8,699	—	8,699
Other long-term debt, net of unamortized debt issuance costs	677	557	1,234	5	534	539
Other long-term liabilities and deferred credits	567	—	567	548	—	548
Total liabilities	14,349	559	14,908	14,007	535	14,542

Partners’ capital excluding noncontrolling interests	7,881	(6,119)	1,762	8,133	(6,476)	1,657
Noncontrolling interests	58	7,414	7,472	58	7,666	7,724
Total partners’ capital	7,939	1,295	9,234	8,191	1,190	9,381
Total liabilities and partners’ capital	$22,288	$1,854	$24,142	$22,198	$1,725	$23,923

(1)             The  2014 period has been retroactively adjusted to reflect the reclassification of certain debt issuance costs from “Other long-term assets, net” to “Senior notes, net of unamortized discounts and debt issuance costs” and “Other long-term debt, net of unamortized debt issuance costs” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q4 2015 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q4 2015 (1)
PAA Distribution/Common Unit	$0.7000
GP Distribution/Common Unit	$0.3885
Total Distribution/Common Unit	$1.0885

PAA Common Units Outstanding at 1/29/16	398

Gross GP Distribution	$160
Less: IDR Reduction	(5)
Net Distribution from PAA to AAP (2)	$155
Less: Debt Service	(3)
Less: G&A Expense	(1)
Cash Available for Distribution by AAP	$151

Distributions to AAP Partners
Direct AAP Owners & AAP Management (63% economic interest)	$96
PAGP (37% economic interest)	55
Total distributions to AAP Partners	$151

Distribution to PAGP Investors	$55
PAGP Class A Shares Outstanding at 1/29/16	239
PAGP Distribution/Class A Share	$0.231

(1)  Amounts may not recalculate due to rounding.

(2)  Plains AAP, L.P. (“AAP”) is the general partner of PAA.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Basic Net Income per Class A Share
Net income attributable to PAGP	$25	$24	$118	$70
Basic weighted average Class A shares outstanding	228	172	222	145

Basic net income per Class A share	$0.11	$0.14	$0.53	$0.48

Diluted Net Income per Class A Share
Net income attributable to PAGP	$25	$24	$118	$70
Incremental net income attributable to PAGP resulting from assumed exchange of AAP units and AAP Management Units	—	58	—	235
Net income attributable to PAGP including incremental net income from assumed exchange of AAP units and AAP Management Units	$25	$82	$118	$305

Basic weighted average Class A shares outstanding	228	172	222	145
Dilutive shares resulting from assumed exchange of AAP units and AAP Management Units	—	478	—	505
Diluted weighted average Class A shares outstanding	228	650	222	650

Diluted net income per Class A share	$0.11	$0.13	$0.53	$0.47

Contacts:

Ryan Smith	Al Swanson
Director, Investor Relations	Executive Vice President, CFO
(866) 809-1291	(800) 564-3036

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291